UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 17, 2024

HECLA MINING COMPANY

(Exact name of registrant as specified in its charter)

Delaware	1-8491	77-0664171
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6500 North Mineral Drive, Suite 200

Coeur d’Alene, Idaho 83815-9408

(Address of principal executive offices) (Zip Code)

(208) 769-4100

Registrant’s telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.25 per share	HL	New York Stock Exchange
Series B Cumulative Convertible Preferred Stock, par value $0.25 per share	HL-PB	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 – Submission of Matters to a Vote of Security Holders

At the Annual Meeting held on May 17, 2024, our shareholders were asked to consider and vote upon the following three proposals: (1) election of three nominees to our Board to hold office until the 2027 Annual Meeting of Shareholders or until their successors are duly elected and qualified; (2) ratification of the Audit Committee’s appointment of BDO USA, P.C. as our independent registered public accounting firm for the calendar year 2024; and (3) approval, on an advisory basis, of the compensation of our named executive officers.

On the record date of March 18, 2024, there were 616,792,499 shares of Hecla common stock issued and outstanding and entitled to vote at the Annual Meeting. The amount of shares present at the meeting, in person or by proxy, was 460,363,191 or 74.63% of the outstanding shares of common stock of Hecla. For each proposal, the results of shareholder voting were as follows:

Proposal 1. Election of Three Director Nominees. The shareholders elected each of the director nominees proposed by our Board to serve until the 2027 Annual Meeting of Shareholders or until such nominee’s successor is duly elected and qualified. The following is a breakdown of the voting results:

	Votes For	Votes Against	Abstain	Broker Non-Votes
Stephen F. Ralbovsky	301,118,451	84,299,155	802,392	74,143,193
Catherine J. Boggs	378,689,112	6,789,528	741,358
Mark P. Board	356,869,514	28,610,433	740,051

Proposal 2. Ratification of the Appointment of BDO USA, P.C. as the Company’s Independent Registered Public Accounting Firm. Our shareholders ratified the appointment of BDO USA, P.C. as our independent registered public accounting firm for the fiscal year ending December 31, 2024. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain
433,461,215	24,785,772	2,116,204

There were no broker non-votes with respect to Proposal 2.

Proposal 3. Advisory Vote on Named Executive Compensation. Our shareholders approved the compensation of Hecla’s named executive officers. The following is a breakdown of the voting results:

Votes For	Votes Against	Abstain	Broker Non-Votes
266,467,414	117,994,698	1,757,886	74,143,193

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HECLA MINING COMPANY

By:	/s/ David C. Sienko
David C. Sienko
Vice President and General Counsel

Dated: May 21, 2024

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